Exhibit 99.1
PRESS RELEASE
FOR IMMEDIATE RELEASE

Academy Sports + Outdoors Announces Inaugural Quarterly Cash Dividend

KATY, Texas, March 3, 2022 /PRNewswire -- Academy Sports and Outdoors, Inc. (the “Company” or “Academy”) (Nasdaq: ASO) announced today that its Board of Directors (the “Board”) approved the initiation of a quarterly cash dividend. The Board declared an inaugural quarterly cash dividend with respect to the quarter ended January 29, 2022, of $0.075 per share of common stock. The dividend is payable on April 14, 2022, to stockholders of record as of the close of business on March 17, 2022.

“Today’s announcement of a quarterly cash dividend marks a milestone for Academy resulting from our efforts to strengthen the balance sheet and the Company’s ability to generate sustainable cash flow. This dividend and our existing stock repurchase program demonstrate the confidence that our Board and management team have in our growth initiatives and the future performance of our business, as well as our commitment to increasing total shareholder value,” said Ken Hicks, Chairman, President and Chief Executive Officer.

The Company intends to announce quarterly cash dividends, the declaration, timing, amount, and payment of which will be subject to the discretion and approval of the Board, taking into account such considerations as the Board may deem relevant at the time, including, among others, the Company’s results, financial condition and capital allocation plans.

About Academy Sports + Outdoors
Academy is a leading full-line sporting goods and outdoor recreation retailer in the United States. Originally founded in 1938 as a family business in Texas, Academy has grown to 259 stores across 16 contiguous states. Academy’s mission is to provide “Fun for All”, and Academy fulfills this mission with a localized merchandising strategy and value proposition that strongly connects with a broad range of consumers. Academy’s product assortment focuses on key categories of outdoor, apparel, footwear and sports & recreation through both leading national brands and a portfolio of 20 private label brands, which go well beyond traditional sporting goods and apparel offerings. For more information, visit academy.com.

SOURCE: Academy Sports and Outdoors, Inc.
Media inquiries:
Elise Hasbrook, Vice President Communications
281.253.8200
elise.hasbrook@academy.com

Investor inquiries:
Matt Hodges, Vice President Investor Relations
281.646.5362
matt.hodges@academy.com

Exhibit 99.1
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Academy’s current expectations and are not guarantees of future performance. You can identify these forward-looking statements by the use of words such as “outlook,” “guidance,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. The forward-looking statements include, among other things, statements regarding the payment of the dividend and declaration of future dividends, including the timing and amount thereof, the Company’s expectations regarding its future performance, and the Company’s future financial condition to support future dividend growth and are subject to various risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Actual results may differ materially from these expectations due to changes in global, regional or local economic, business, competitive, market, regulatory and other factors, many of which are beyond Academy’s control. Important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in Academy’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K, under the caption “Risk Factors,” as may be updated from time to time in our periodic filings with the SEC. Any forward-looking statement in this press release speaks only as of the date of this release. Academy undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.
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